Exhibit 99.3

SUPPLEMENTAL FINANCIAL DATA WORKBOOK

SECOND QUARTER 2020

JULY 30, 2020

Contact Information:
Stephen Shulstein, Vice President of Investor Relations
stephen.shultein@allscripts.com
312-386-6735

Explanation of Non-GAAP Financial Measures

Allscripts reports its financial results in accordance with U.S. generally accepted accounting principles, or GAAP. To supplement this information, Allscripts presents in this supplemental data package non-GAAP revenue, gross profit and gross margin, which are considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. The definitions of non-GAAP financial measures used throughout this document are presented below:

• Non-GAAP revenue consists of GAAP revenue as reported and adds back recognized deferred revenue from the EIS business, Practice Fusion, HealthGrid, NantHealth's provider/patient solutions business and non-material consolidated affiliates that is eliminated for GAAP purposes due to purchase accounting adjustments.

• Non-GAAP gross profit consists of GAAP gross profit, as reported, and excludes acquisition-related deferred revenue adjustments, acquisition-related amortization, stock-based compensation expense, and restructuring and other costs. Non-GAAP gross margin consists of non-GAAP gross profit as a percentage of non-GAAP revenue in the applicable period.

• Non-GAAP income from operations consists of GAAP income from operations, as reported, and excludes acquisition-related deferred revenue adjustments, acquisition-related amortization, stock-based compensation expense, impairment charges and restructuring and other costs.

• For purposes of segment reporting, the Company views operating income as the most directly comparable GAAP measure to segment Adjusted EBITDA because the Company does not reflect taxes or interest at the segment level. Adjusted EBITDA is a non-GAAP measure and consists of GAAP income from operations as reported and adjusts for: acquisition-related deferred revenue adjustments; acquisition related amortization; stock-based compensation expense; impairments; restructuring and other costs; and depreciation and amortization. Adjusted EBITDA margin consists of Adjusted EBITDA as a percentage of non-GAAP revenue in the applicable period.

Management also believes that non-GAAP revenue, gross profit, gross margin, operating expense, income from operations, Adjusted EBITDA and Adjusted EBITDA margin provide useful supplemental information to management and investors regarding the underlying performance of Allscripts business operations. Acquisition accounting adjustments and restructuring and other costs made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein.

Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP gross profit, operating expense, operating income, and/or Adjusted EBITDA to measure achievement under Allscripts stock and cash incentive compensation plans. Note, however, that non-GAAP gross profit, operating income and Adjusted EBITDA are performance measures only, and they do not provide any measure of cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP.  Investors and potential investors are encouraged to review the definitions and reconciliations of non-GAAP financial measures with GAAP financial measures contained within the company's press release dated July 30, 2020.

	Table 1
	Allscripts Healthcare Solutions, Inc.
	(In millions)
	(unaudited)
									Pct Change
	2019				2020		YTD		2020/2019	2020/2019
	Q1	Q2	Q3	Q4	Q1	Q2	2019	2020	Q2	YTD
Total Bookings	286	276	236	312	205	188	562	393	-32%	-30%

	2019				2020		YTD		2020/2019	2020/2019
	Q1	Q2	2019	Q4	Q1	Q2	2019	2020	Q4 vs Q2	YTD
Total Contract Backlog	4,041	3,885	3,909	4,367	4,507	4,433	N/A	N/A	2%	N/A

	2019				2020		YTD		2020/2019	2020/2019
	Q1	Q2	Q3	Q4	Q1	Q2	2019	2020	Q2	YTD
Other Metrics:

(A) Gross research and development expenses (includes stock based compensation expense)	92.0	89.3	94.1	89.8	90.0	74.0	181.3	164.0	-17%	-10%
(B) Capitalized software development costs	(27.7)	(25.9)	(30.2)	(26.9)	(27.8)	(25.8)	(53.6)	(53.6)	0%	0%
Research and development expenses on GAAP Statement of Operations	64.3	63.4	63.9	62.9	62.2	48.2	127.7	110.4	-24%	-14%

(C) Capitalized software amortization included in cost of revenue	19.2	20.0	20.1	20.3	22.1	23.4	39.2	45.5	17%	16%

Gross Capitalization Rate (-B/A)	30%	29%	32%	30%	31%	35%	30%	33%	N/A	10%

Accounts receivable	458	428	427	460	471	416	460	416	-3%	N/A
A/R days sales outstanding	97	88	88	93	103	93	93	93	6%	N/A

Note: A/R days sales outstanding are calculated using Non-GAAP revenue.

	Table 2
	Allscripts Healthcare Solutions, Inc.
	Non-GAAP Financial Information
	(In millions)
	(unaudited)

	2019					2020
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Total
Software Delivery, Support & Maintenance
Revenue	275.9	285.4	284.6	281.9	1,127.8	263.6	256.0	519.6
Gross profit	176.5	182.1	181.9	179.0	719.5	166.4	158.8	325.2
Gross margin	64.0%	63.8%	63.9%	63.5%	63.8%	63.1%	62.0%	62.6%

Client Services
Revenue	156.7	159.6	160.0	169.6	645.9	153.1	150.2	303.3
Gross Profit	10.0	14.3	10.1	12.9	47.3	5.0	14.1	19.1
Gross Margin	6.4%	9.0%	6.3%	7.6%	7.3%	3.3%	9.4%	6.3%

Total Allscripts, non-GAAP
Revenue	432.6	445.0	444.6	451.5	1,773.7	416.7	406.2	822.9
Gross profit	186.5	196.4	192.0	191.9	766.8	171.4	172.9	344.3
Gross margin	43.1%	44.1%	43.2%	42.5%	43.2%	41.1%	42.6%	41.8%

Total Non-GAAP Revenue Mix
Recurring Revenue	349.0	350.4	349.7	348.0	1,397.1	341.2	335.1	676.3
Non-Recurring Revenue	83.6	94.6	94.9	103.5	376.6	75.5	71.1	146.6
	432.6	445.0	444.6	451.5	1,773.7	416.7	406.2	822.9

Total Non-GAAP Revenue Mix
Recurring Revenue	81%	79%	79%	77%	79%	82%	82%	82%
Non-Recurring Revenue	19%	21%	21%	23%	21%	18%	18%	18%
	100%	100%	100%	100%	100%	100%	100%	100%

	Table 3
	Allscripts Healthcare Solutions, Inc.
	Non-GAAP Financial Information
	(In millions)
	(unaudited)

	2019					2020
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Total
Software Delivery, Support & Maintenance

Revenue, as reported	275.5	285.0	284.4	281.6	1,126.5	263.6	256.0	519.6
Acquisition-related deferred revenue adjustments	0.4	0.4	0.2	0.3	1.3	0.0	0.0	0.0
Non-GAAP Revenue	275.9	285.4	284.6	281.9	1,127.8	263.6	256.0	519.6

Gross profit, as reported	166.3	171.9	171.7	168.9	678.8	156.6	149.8	306.4
Acquisition-related deferred revenue adjustments	0.4	0.4	0.2	0.3	1.3	0.0	0.0	0.0
Acquisition-related amortization	9.0	9.0	9.2	9.3	36.5	8.6	8.5	17.1
Stock-based compensation expense	0.5	0.6	0.4	0.5	2.0	0.6	0.3	0.9
Restructuring and other	0.3	0.2	0.4	0.0	0.9	0.6	0.2	0.8
Non-GAAP Gross profit	176.5	182.1	181.9	179.0	719.5	166.4	158.8	325.2

Client Services

Revenue, as reported	156.5	159.5	159.8	169.4	645.2	153.1	150.2	303.3
Acquisition-related deferred revenue adjustments	0.2	0.1	0.2	0.2	0.7	0.0	0.0	0.0
Non-GAAP Revenue	156.7	159.6	160.0	169.6	645.9	153.1	150.2	303.3

Gross profit, as reported	7.8	12.2	3.6	11.2	34.8	0.3	14.7	15.0
Acquisition-related deferred revenue adjustments	0.2	0.1	0.2	0.2	0.7	0.0	0.0	0.0
Stock-based compensation expense	1.1	1.2	0.7	1.1	4.1	1.1	0.8	1.9
Restructuring and other	0.8	0.9	5.6	0.4	7.7	3.6	(1.4)	2.2
Non-GAAP Gross profit	10.0	14.3	10.1	12.9	47.3	5.0	14.1	19.1

Total Allscripts

Revenue, as reported	432.0	444.5	444.2	451.0	1,771.7	416.7	406.2	822.9
Acquisition-related deferred revenue adjustments	0.6	0.5	0.4	0.5	2.0	0.0	0.0	0.0
Non-GAAP Revenue	432.6	445.0	444.6	451.5	1,773.7	416.7	406.2	822.9

Gross profit, as reported	174.1	184.1	175.3	180.1	713.6	156.9	164.5	321.4
Acquisition-related deferred revenue adjustments	0.6	0.5	0.4	0.5	2.0	0.0	0.0	0.0
Acquisition-related amortization	9.0	9.0	9.2	9.3	36.5	8.6	8.5	17.1
Stock-based compensation expense	1.6	1.8	1.1	1.6	6.1	1.7	1.1	2.8
Restructuring and other	1.2	1.0	6.0	0.4	8.6	4.2	(1.2)	3.0
Non-GAAP Gross profit	186.5	196.4	192.0	191.9	766.8	171.4	172.9	344.3

	Table 4
	Allscripts Healthcare Solutions, Inc.
	Non-GAAP Financial Information
	(In millions)
	(unaudited)

	2018	2019					2020
	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Total
Core Clinical & Financial Solutions Segment, non-GAAP
Revenue	1,394.9	340.7	348.1	343.2	346.1	1,378.1	320.3	311.1	631.4
Gross profit	562.7	130.5	132.6	128.7	124.7	516.5	112.5	115.1	227.6
Gross margin	40.3%	38.3%	38.1%	37.5%	36.0%	37.5%	35.1%	37.0%	36.0%
Income (loss) from operations	95.9	23.3	19.5	21.2	15.2	79.2	7.8	21.6	29.4
Adjusted EBITDA	188.1	47.9	44.3	45.0	39.0	176.2	31.8	46.6	78.4
Adjusted EBITDA margin	13.5%	14.1%	12.7%	13.1%	11.3%	12.8%	9.9%	15.0%	12.4%

Data, Analytics & Care Coordination Segment, non-GAAP
Revenue	335.8	82.7	88.2	91.5	94.0	356.4	88.4	85.1	173.5
Gross profit	216.7	49.8	57.7	56.8	59.7	224.0	54.0	50.9	104.9
Gross margin	64.5%	60.2%	65.4%	62.1%	63.5%	62.9%	61.1%	59.8%	60.4%
Income (loss) from operations	76.8	14.5	21.4	19.8	24.0	79.7	16.6	19.6	36.2
Adjusted EBITDA	92.7	18.9	26.0	24.3	28.7	97.9	21.9	25.0	46.9
Adjusted EBITDA margin	27.6%	22.9%	29.5%	26.6%	30.5%	27.5%	24.8%	29.4%	27.0%
Unallocated
Revenue	34.5	9.2	8.7	9.9	11.4	39.2	8.0	10.0	18.0
Gross Profit	28.4	6.2	6.1	6.5	7.5	26.3	4.9	6.9	11.8
Income (loss) from operations	17.1	3.9	3.9	3.1	4.7	15.6	1.9	4.1	6.0
Adjusted EBITDA	20.4	5.2	5.0	4.7	6.1	21.0	3.5	5.5	9.0
Total Allscripts, non-GAAP
Revenue	1,765.2	432.6	445.0	444.6	451.5	1,773.7	416.7	406.2	822.9
Gross profit	807.8	186.5	196.4	192.0	191.9	766.8	171.4	172.9	344.3
Gross margin	45.8%	43.1%	44.1%	43.2%	42.5%	43.2%	41.1%	42.6%	41.8%
Income (loss) from operations	189.8	41.7	44.8	44.1	43.9	174.5	26.3	45.3	71.6
Adjusted EBITDA	301.2	72.0	75.3	74.0	73.8	295.1	57.2	77.1	134.3
Adjusted EBITDA margin	17.1%	16.6%	16.9%	16.6%	16.3%	16.6%	13.7%	19.0%	16.3%

Note: Corporate R&D and SG&A have been allocated specifically to each segment

	Table 5
	Allscripts Healthcare Solutions, Inc.
	Non-GAAP Financial Information
	(In millions)
	(unaudited)

	2018	2019					2020
	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2	Total
Core Clinical & Financial Solutions Segment

Revenue, GAAP	1,379.5	340.4	347.8	343.0	345.9	1,377.1	320.3	311.1	631.4
Acquisition-related deferred revenue adjustments	15.4	0.3	0.3	0.2	0.2	1.0	0.0	0.0	0.0
Non-GAAP Revenue	1,394.9	340.7	348.1	343.2	346.1	1,378.1	320.3	311.1	631.4

Gross profit, GAAP	491.4	120.2	122.3	115.4	115.1	473.0	100.4	108.5	208.9
Acquisition-related deferred revenue adjustments	22.2	0.3	0.3	0.2	0.2	1.0	0.0	0.0	0.0
Acquisition-related amortization	33.0	7.6	7.5	7.6	7.5	30.2	7.1	6.9	14.0
Stock-based compensation expense	5.4	1.5	1.6	1.1	1.5	5.7	1.5	1.0	2.5
Restructuring and other	10.7	0.9	0.9	4.4	0.4	6.6	3.5	(1.3)	2.2
Non-GAAP Gross profit	562.7	130.5	132.6	128.7	124.7	516.5	112.5	115.1	227.6

Income (loss) from operations, GAAP	(158.4)	(5.5)	(11.7)	(9.5)	(53.8)	(80.5)	(20.7)	(16.1)	(36.8)
Acquisition-related deferred revenue adjustments	22.2	0.3	0.3	0.2	0.2	1.0	0.0	0.0	0.0
Acquisition-related amortization	55.5	13.2	13.2	13.2	13.3	52.9	12.6	12.2	24.8
Stock-based compensation expense	35.0	9.5	8.3	6.3	7.6	31.7	8.4	5.5	13.9
Impairments	71.1	0.1	2.8	0.1	32.8	35.8	0.0	0.0	0.0
Restructuring and other	70.5	5.7	6.6	10.9	15.1	38.3	7.5	20.0	27.5
Non-GAAP Income (loss) from operations	95.9	23.3	19.5	21.2	15.2	79.2	7.8	21.6	29.4

Depreciation and amortization	92.2	24.6	24.8	23.8	23.8	97.0	24.0	25.0	49.0
Adjusted EBITDA	188.1	47.9	44.3	45.0	39.0	176.2	31.8	46.6	78.4
Data, Analytics & Care Coordination Segment

Revenue, GAAP	336.0	82.4	88.0	91.3	93.7	355.4	88.4	85.1	173.5
Acquisition-related deferred revenue adjustments	(0.2)	0.3	0.2	0.2	0.3	1.0	0.0	0.0	0.0
Non-GAAP Revenue	335.8	82.7	88.2	91.5	94.0	356.4	88.4	85.1	173.5

Gross profit, GAAP	204.8	47.7	55.7	53.4	57.5	214.3	51.7	49.0	100.7
Acquisition-related deferred revenue adjustments	2.1	0.3	0.2	0.2	0.3	1.0	0.0	0.0	0.0
Acquisition-related amortization	5.5	1.4	1.5	1.6	1.8	6.3	1.5	1.6	3.1
Stock-based compensation expense	0.8	0.1	0.2	0.0	0.1	0.4	0.2	0.1	0.3
Restructuring and other	3.5	0.3	0.1	1.6	0.0	2.0	0.6	0.2	0.8
Non-GAAP Gross profit	216.7	49.8	57.7	56.8	59.7	224.0	54.0	50.9	104.9

Income (loss) from operations, GAAP	48.2	4.3	12.5	9.6	14.1	40.5	9.6	7.3	16.9
Acquisition-related deferred revenue adjustments	2.1	0.3	0.2	0.2	0.3	1.0	0.0	0.0	0.0
Acquisition-related amortization	9.6	2.6	2.5	2.9	2.8	10.8	2.7	2.6	5.3
Stock-based compensation expense	4.3	3.3	2.9	2.2	2.5	10.9	2.7	2.1	4.8
Impairments	0.6	0.0	0.9	0.1	(0.3)	0.7	0.0	0.0	0.0
Restructuring and other	12.0	4.0	2.4	4.8	4.6	15.8	1.6	7.6	9.2
Non-GAAP Income (loss) from operations	76.8	14.5	21.4	19.8	24.0	79.7	16.6	19.6	36.2

Depreciation and amortization	15.9	4.4	4.6	4.5	4.7	18.2	5.3	5.4	10.7
Adjusted EBITDA	92.7	18.9	26.0	24.3	28.7	97.9	21.9	25.0	46.9
Unallocated

Revenue, as reported	34.5	9.2	8.7	9.9	11.4	39.2	8.0	10.0	18.0
Non-GAAP Revenue	34.5	9.2	8.7	9.9	11.4	39.2	8.0	10.0	18.0

Gross Profit, as reported	28.4	6.2	6.1	6.5	7.5	26.3	4.9	6.9	11.8
Non-GAAP Gross Profit	28.4	6.2	6.1	6.5	7.5	26.3	4.9	6.9	11.8

Income (loss) from operations, GAAP	17.1	3.9	3.9	3.1	4.7	15.6	1.9	4.1	6.0
Non-GAAP Income (loss) from operations	17.1	3.9	3.9	3.1	4.7	15.6	1.9	4.1	6.0

Depreciation and amortization	3.3	1.3	1.1	1.6	1.4	5.4	1.6	1.3	2.9
Adjusted EBITDA	20.4	5.2	5.0	4.7	6.1	21.0	3.5	5.5	9.0